SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 15, 1996


                      HIGHWOODS/FORSYTH LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                 North Carolina
                             (State of Organization)



                 333-3890-01                           56-1869557
         (COMMISSION FILE NUMBER)           (IRS Employer Identification No.)


   3100 Smoketree Court, Suite 600                         27604
       Raleigh, North Carolina                          (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (919) 872-4924
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

                       By: Highwoods Properties, Inc., its general partner

                           By:      /s/ Carman J. Liuzzo
                                    Carman J. Liuzzo
                                    Vice President and Chief Financial Officer


Date:    November  20, 1996

                                        5

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                                    EXHIBITS


Item  Description

25   Statement of eligibility of trustee

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